Expense Example, No Redemption (Vanguard California Intermediate-Term Tax-Exempt Fund Retail)	Vanguard California Intermediate-Term Tax-Exempt F Vanguard California Intermediate-Term Tax-Exempt Fund - Investor Shares 12/1/2013 - 11/30/2014 USD ($)	Vanguard California Intermediate-Term Tax-Exempt F Vanguard California Intermediate-Term Tax-Exempt Fund - Admiral Shares 12/1/2013 - 11/30/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	20	12
3 YEAR	64	39
5 YEAR	113	68
10 YEAR	255	154